UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

The Marsico Investment Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

July 15, 2024

Dear Shareholder:

A special meeting of shareholders of the Marsico Funds® is scheduled to be held on August 28, 2024.

The purpose of the meeting is to elect all the current Trustees (“Nominees”) to continue to serve on the Board of Trustees of the Marsico Funds.

You are entitled to vote at the meeting if you owned shares of any of the Marsico Funds as of the close of business on July 5, 2024.

Your vote is extremely important. Enclosed with this letter is a notice of the meeting, proxy statement and proxy card(s). Please review the notice of the meeting and proxy statement and vote your shares at your earliest convenience. Instructions for voting via the Internet or by telephone are contained on the proxy card(s). In addition, you can mail your completed proxy card(s). A self-addressed, postage-paid envelope is enclosed. We ask that you vote promptly, so the Marsico Funds will avoid the potential additional expense of further solicitation.

The Board of Trustees unanimously recommends that shareholders vote “FOR ALL” the Nominees.

If you would like additional information about this proxy statement, or have questions on how to vote, please call our proxy solicitation partner, Okapi Partners LLC, toll-free at (877) 259-6290.

Thank you for your attention to this matter and for your continuing support of the Marsico Funds.

Sincerely,

Thomas F. Marsico
President, Marsico Funds

The Marsico Investment Fund

Marsico Focus Fund (Investor Class – MFOCX / Institutional Class – MIFOX)

Marsico Growth Fund (Investor Class – MGRIX / Institutional Class – MIGWX)

Marsico Midcap Growth Focus Fund (Investor Class – MXXIX / Institutional Class – MIDFX)

Marsico International Opportunities Fund (Investor Class – MIOFX / Institutional Class – MIIOX)

Marsico Global Fund (Investor Class – MGLBX / Institutional Class – MIGOX)

1200 17th Street, Suite 1700

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 28, 2024

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Marsico Investment Fund (the “Trust” or the “Marsico Funds”), including all of its portfolios: Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund and Marsico Global Fund (each, a “Fund”), is scheduled to be held on August 28, 2024, at 10:00 a.m. CT, at the offices of the Trust’s Administrator, UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212-3948 (“Meeting”). The Meeting is being held to act on the following proposal (“Proposal”):

To elect all of the following individuals (“Nominees” or “Trustees”) to serve on the Board of Trustees of The Marsico Investment Fund:

•	Thomas F. Marsico
•	Matthew C. Flavin
•	Shoshana L. Gillers
•	Jay S. Goodgold
•	Michael D. Rierson

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 28, 2024: this Notice, the Proxy Statement, and the form of Proxy Card are available on the Internet at www.OkapiVote.com/Marsico. A paper copy of the Proxy Statement can be obtained at no charge by calling Okapi Partners at (877) 259-6290.

This Notice presents an overview of the more complete proxy materials, which contain important information. This Notice is not a ballot or other form for voting.

You are entitled to participate and to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund as of the close of business on July 5, 2024 (“Record Date”). All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote at your earliest convenience in advance of the Meeting. You may vote via telephone, via the Internet, or through the mail using the self-addressed postage-paid envelope. Voting instructions are provided on your proxy card(s). You may change your vote after your proxy has been submitted either by submitting a subsequent proxy in advance of the Meeting, sending a letter or other written notice to the Secretary of the Trust at the above address in advance of the Meeting or attending the Meeting in person and casting a different vote.

Your vote is important no matter how many shares you own.

By Order of the Board of Trustees,

Lynnett E. F. Macfarlane
Secretary, The Marsico Investment Fund
July 15, 2024

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE MARSICO INVESTMENT FUND
TO BE HELD AUGUST 28, 2024

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (“Board of Trustees” or “Board”) of The Marsico Investment Fund (the “Trust” or “Marsico Funds”), on behalf of its portfolios: Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund and Marsico Global Fund (each, a “Fund”), to be voted at a special meeting of shareholders of the Trust scheduled to be held August 28, 2024 (“Meeting”). This Proxy Statement is first being mailed to shareholders on or about July 18, 2024.

PROPOSAL

The Meeting is being held to act on the following proposal (“Proposal”), which you are being asked to approve:

To elect all of the following individuals (“Nominees” or “Trustees”) to serve on the Board of Trustees of The Marsico Investment Fund:

•	Thomas F. Marsico
•	Matthew C. Flavin
•	Shoshana L. Gillers
•	Jay S. Goodgold
•	Michael D. Rierson

Rationale for Asking Shareholders to Elect the Nominees

The Board currently has five Trustees. Three of the Trustees (Messrs. Marsico, Goodgold and Rierson) were elected by shareholders in 2006. Two of the Trustees (Mr. Flavin and Ms. Gillers) were appointed by the Board to fill subsequent vacancies on the Board and have not yet been elected by shareholders.

Under Section 16(a) of the Investment Company Act of 1940 (“1940 Act”), mutual funds like the Trust are required to hold shareholder meetings for the purpose of electing board members whenever less than a majority of their board members have been elected by shareholders. Such a meeting must be held as promptly as possible and in any event within 60 days. A vacancy on a board may be filled by appointment by the existing board members without also obtaining shareholder approval only if, upon filling the vacancy, at least two-thirds of the board members then holding office have been elected by shareholders.

The Board is currently unable to appoint any new Trustees because that would result in less than two-thirds of the Board having been elected by shareholders. In addition, if any Trustee who has been elected by shareholders were to retire, the Trust would be required to hold a shareholder meeting within 60 days to elect Trustees, because less than a majority of the remaining Trustees would have been elected by shareholders. The Board of Trustees believes that it is in the best interests of the Trust to call the Meeting for the purpose of electing Trustees prior to triggering any statutory requirement to hold an election.

Basis of Board Recommendation

As noted above, each of the Nominees is a current Trustee. In reaching its unanimous determination to nominate each of the Nominees to stand for election, the Nominating Committee carefully evaluated the qualifications of each Nominee. The Nominating Committee, together with the full Board, unanimously recommends shareholder approval of all Nominees. A summary of some of the factors that were considered in reaching those determinations is provided below.

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Summary of Nominee Qualifications

The Board of Trustees believes that each of the Nominees has the qualifications, attributes, and skills appropriate to serve as a Trustee. In addition to a demonstrated record of business and professional accomplishment, each Nominee currently serves on the Board, and in some cases has served on the Board for a substantial number of years. Through their service on the Board, each Nominee has gained substantial insights into the operation of the Trust and has demonstrated a commitment to discharging their duties as Trustees in the best interests of Fund shareholders.

Each Trustee has significant professional experience, including but not limited to the following.

Interested Trustee

Mr. Marsico. Mr. Marsico has served as a Trustee of the Trust since its inception in 1997. He is the Founder and Chief Executive Officer of Marsico Capital Management, LLC, the Adviser to the Trust (the “Adviser”). Mr. Marsico has over 40 years of experience in the investment management field as a securities analyst and a portfolio manager. Mr. Marsico previously held positions at a number of other investment advisory firms.

Independent Trustees

Mr. Flavin. Mr. Flavin has served as a Trustee of the Trust since 2019, and as Chairman of the Audit Committee of the Trust since 2024. He is currently the Chairman and Chief Executive Officer of Concord Energy Holdings. He formerly served as Senior Vice President of Energy Corporation of America from 2012 to 2015. He served on the National Security Council and in the Department of Defense Senior Executive Service from 2008 to 2012 and served in the United States Navy from 2002 to 2007.

Ms. Gillers. Ms. Gillers has served as a Trustee of the Trust since 2022. She is currently the Head of U.S. Compliance, Global Chief Privacy Officer of TransUnion. She formerly served as Vice President and Assistant General Counsel of JPMorgan Chase from 2015 to 2019.

Mr. Goodgold. Mr. Goodgold has served as a Trustee of the Trust since 2006, has served as Lead Independent Trustee since 2010 and has served as Chairman of the Nominating Committee of the Trust since 2018. He has more than 30 years of experience in the investment management industry, with a focus on capital markets and equity research. He previously served as a Managing Director at Goldman, Sachs & Co. from 1978 to 2003.

Mr. Rierson. Mr. Rierson has served as a Trustee of the Trust since 1998. He formerly served as President of the Rierson Group from 2015 to 2019, Senior Vice President of Development of the Colonial Williamsburg Foundation from 2011 to 2015, and as Vice President and Vice Chancellor for University Advancement at the University of Houston and the UH System, respectively, from 2005 to 2010. Before that, he served as President and Vice-President of University Advancement at the University of South Florida Foundation and University of South Florida from 2001 to 2005.

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The following table provides additional information about each of the Trustees.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE (1)
Interested Trustee
Thomas F. Marsico 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer, and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	5	None
Independent Trustees
Matthew C. Flavin 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1979	Trustee	Since August 2019	Chairman and Chief Executive Officer, Concord Energy Holdings (October 2015 - present); Senior Vice President, Energy Corporation of America (March 2012 - October 2015); National Security Council/Department of Defense Senior Executive Service (November 2008 - February 2012); United States Navy (August 2002 - July 2007).	5	None
Shoshana L. Gillers 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1974	Trustee	Since April 2022	Head of U.S. Compliance, Global Chief Privacy Officer, TransUnion (April 2024 - present); Chief Privacy Officer, TransUnion, (September 2019 - March 2024); Vice President and Assistant General Counsel, JPMorgan Chase (April 2015 - August 2019).	5	None
Jay S. Goodgold 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 – present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	5	None

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NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE (1)
Michael D. Rierson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Private investor (December 2019 – present); President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 – November 2019); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 – June 2015).	5	None

(1)  Refers to directorships, if any, held in public companies or mutual funds other than the Marsico Funds.

Appendix A lists factors that may be considered by the Nominating Committee when evaluating potential candidates for vacancies on the Board, whether identified by the Nominating Committee or proposed by shareholders. In evaluating the qualifications of the Nominees, in addition to the information summarized above, the Nominating Committee considered certain of those factors, as well as others, as they deemed appropriate.

Ownership of Fund Shares

The following table shows the dollar range of Fund shares owned beneficially by each Trustee, as of the Record Date, in each Fund and in all Marsico Funds.

TRUSTEE NAME	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Interested Trustee
Thomas F. Marsico	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	Midcap Growth Focus Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global Fund	Over $100,000
Independent Trustees
Matthew C. Flavin	Focus Fund	$10,001-$50,000	$10,001-$50,000
	Growth Fund	$10,001-$50,000
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	$10,001-$50,000

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TRUSTEE NAME	FUND NAME	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Shoshana L. Gillers	Focus Fund	$1-$10,000	$1-$10,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None
Jay S. Goodgold	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None
Michael D. Rierson	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None

Trustee Compensation

The Independent Trustees (as defined below) set the Board compensation. Each of the Independent Trustees is currently paid an annual retainer of $65,000, plus meeting fees of $5,750 for each regular meeting attended, $3,000 for each Audit Committee meeting attended, and $1,000 for each Nominating Committee meeting attended, and is reimbursed for the expenses of attending meetings. The Lead Independent Trustee receives an additional $15,000 annual fee, the Audit Committee Chairperson receives an additional $8,000 annual fee, and the Nominating Committee Chairperson receives an additional $4,000 annual fee, for serving in those capacities.

The following table shows the compensation paid by the Trust to each Trustee for the Trust’s fiscal year ended September 30, 2023.

	Aggregate Compensation From the Trust	Total Compensation From the Trust
Interested Trustee
Thomas F. Marsico	$0	$0
Independent Trustees
Matthew C. Flavin	$82,000	$82,000
Shoshana L. Gillers	$82,000	$82,000
Jay S. Goodgold	$101,000	$101,000
Michael D. Rierson	$82,000	$82,000

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Term of Office for Trustees

Once duly appointed or elected, Trustees serve until their retirement, resignation, or removal. In accordance with the Board’s current retirement policy, Independent Trustees are required to retire upon the end of the calendar year in which they turn 73. Each of the Nominees has agreed to continue to serve as a Trustee in accordance with these terms.

The Role of the Board

The Board of Trustees oversees the Trust and its business and affairs, including oversight of certain aspects of the services that the Adviser and the Funds’ other service providers provide to the Trust. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility.

Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Custodian and the Transfer Agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board of Trustees on Trust operations. The Board of Trustees has also appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board of Trustees on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees is one of oversight and not of management of the day-to-day operations or affairs of the Trust.

The Board of Trustees holds regularly scheduled in-person meetings (or remote meetings as allowed by COVID-19-related SEC exemptions) on a quarterly basis and other special in person and telephonic meetings on an as-needed basis. Five Board meetings were held during the fiscal year ended September 30, 2023 and four meetings are scheduled for the current fiscal year.

Board Independence

The 1940 Act requires that at least 40% of a mutual fund’s board members are not “interested persons” of the fund. Eighty percent of the Trustees (4 of 5) are considered not to be “interested persons” of the Trust (“Independent Trustees”) in accordance with the 1940 Act. Mr. Marsico is an “interested person” of the Trust (“Interested Trustee”) due to his affiliation with the Adviser.

Board Leadership Structure

The Board of Trustees has appointed a lead Independent Trustee whose primary role is to serve as a spokesperson and principal point of contact for the Independent Trustees, to help coordinate the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees and assisting management in developing the agenda of each Board meeting.

As discussed further below, the Board of Trustees has established three Committees, consisting of the Audit Committee, the Nominating Committee, and the Valuation Committee, through which the Trustees focus on matters relating to particular aspects of the Trust’s operations, such as Fund audits and financial reporting, nominations of Trustees and officers, and the procedures for valuation of portfolio investments. The Trustees annually review the effectiveness of the Board and the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and Committee structure are operating effectively, and are appropriate in light of the nature and size of the Trust and each of the Funds because, among other things, they foster strong communications between the Board, its individual members, the Adviser and other service providers, allocate responsibilities among the Committees, and permit Committee members to focus on particular areas involving the Trust and each of the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Trust’s operations and their independent review of proposals made by the Adviser and other service providers.

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Risk Oversight by the Board

While responsibility for most day-to-day Trust operations, including certain risk management functions addressed in policies and procedures relating to the Trust, resides with the Adviser and other service providers selected by the Trustees, the Board performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board, its Committees, or the Lead Independent Trustee and other Trustees designated by the Board meet with representatives of the Adviser and other key service providers during Board meetings, in executive sessions, or in other contexts. The Board receives detailed written reports relating to the Trust’s compliance program discussed below, including fair value pricing of securities, portfolio liquidity, use of derivatives, and the Code of Ethics, as well as reports on numerous other Fund operational matters. The Audit Committee also meets regularly with the Trust’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Adviser and senior officers of the Trust to report to the Board and the Committees on a variety of other risk areas relating to the Funds, including, without limitation, general investment, cybersecurity, and operational risks, as well as more general business risks. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Trust’s CCO, who regularly reports directly to the Board on matters including compliance issues. The CCO also has responsibility for annually reviewing and reporting to the Board on the adequacy and effectiveness of the Trust’s compliance program. In order to maintain a robust risk management and compliance program for the Trust, the Board and its Committees (as applicable) approve the initial compliance policies and procedures of the Funds and related policies of certain service providers, review the CCO’s annual report on the adequacy of the compliance policies and effectiveness of their implementation, and are advised of material changes to the Trust’s compliance program policies and procedures as well as any significant compliance issues. In addition to meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function. The Board also benefits from other risk management resources and functions within the Adviser’s organization, including extensive investment, trading, operations, compliance, and other resources, as well as extensive Adviser-level policies and procedures. Not all risks that may affect the Funds can be identified and some risks are beyond the reasonable control of the Funds and their service providers. Accordingly, the Funds’ ability to manage risk is subject to substantial limitations. The Board believes their current oversight approach is an appropriate way to address the risks applicable to each Fund.

Board Committees

The Board has three committees: (i) the Audit Committee, (ii) the Nominating Committee, and (iii) the Valuation Committee. The membership of each of the Audit Committee and the Nominating Committee consists solely of Independent Trustees, and an Independent Trustee serves as the chairperson of those Committees. As discussed further below, the members of the Valuation Committee consist of Mr. Marsico and any one available Independent Trustee.

Audit Committee. The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing: (i) the integrity of the Trust’s financial statements and the independent audit thereof; (ii) the Trust’s accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits, and (iv) the qualifications, independence, and performance of the Trust’s independent accountants. All four Independent Trustees are members of the Audit Committee. Two Audit Committee meetings were held during the fiscal year ended September 30, 2023.

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Nominating Committee. The primary purpose of the Nominating Committee is: (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations of one or more well-qualified independent trustee candidate(s) submitted by Fund shareholders, if the recommendation is delivered to the Trust’s address and otherwise complies with requirements adopted by the Board, which may be obtained without charge by calling 888-860-8686); (2) to nominate members of Board Committees and periodically review Committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board Committees. All four Independent Trustees are members of the Nominating Committee. One Nominating Committee meeting was held during the fiscal year ended September 30, 2023.

Valuation Committee. The primary purpose of the Valuation Committee is to assist the full Board if needed in reviewing valuation methodologies for specific instruments and particular fair value determinations made in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), under established valuation procedures and under the general supervision of the Board of Trustees. The Adviser is expected to convene the Valuation Committee in the event that there is significant uncertainty as to which valuation methodology should be selected to fair value price a security, or as to whether a valuation method already selected continues to be appropriate. Because the full Board generally prefers to review such methodologies and determinations itself at regular Board meetings while relying on the Adviser’s interim implementation of established valuation procedures between meetings if there is no significant uncertainty as to the appropriate methodology, the Valuation Committee has not historically been called upon to meet frequently. Meetings may be held in person or by telephone conference call. The Valuation Committee consists of Mr. Marsico and any one available Independent Trustee. The Valuation Committee did not convene during the fiscal year ended September 30, 2023.

The Board of Trustees unanimously recommends that shareholders vote FOR All Nominees.

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VOTING REQUIREMENTS

To be elected, provided a quorum is present, each Nominee must receive a plurality of the shares voted. As each of the five Trustees is running unopposed, so long as each of the five Trustees receives at least one vote and quorum is reached, he or she will be elected.

Shareholders Entitled to Vote

The Trustees have fixed the close of business on July 5, 2024 as the record date (“Record Date”) for the Meeting. Shareholders of record on the Record Date are entitled to notice of the Meeting and to vote on the Proposal and any other matter that properly comes before the Meeting.

As of the Record Date, there were 77,913,104 outstanding shares of the Trust.

Appendix B lists, as of the Record Date, person(s) that owned of record, or were known by the Trust to own beneficially, 5% or more of a class of Fund shares.

As of the Record Date, the Trustees and executive officers of the Trust, as a group, owned approximately 2% of the outstanding shares of the Trust, consisting of approximately 11% of the outstanding Institutional Class shares of the Focus Fund, 13% of the outstanding Institutional Class shares of the Growth Fund, 16% of the outstanding Institutional Class shares of the Midcap Growth Focus Fund, 28% of the outstanding Institutional Class shares of the International Opportunities Fund, 5% of the outstanding Institutional Class shares of the Global Fund, and less than 1% of the Investor Class shares of each of the Funds.

How Votes will be Counted

Shareholders of all Funds will vote collectively on the Proposal. Each whole share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum

Quorum is the minimum percentage of shares that must be present at the Meeting, whether in person or represented by proxy, to conduct business at the Meeting. Quorum for acting on the Proposal is one-third of the number of outstanding shares of the Trust on the Record Date.

Voting by Proxy or In person

Shares may be voted by proxy or in person.

Voting by Proxy. A proxy, if properly executed, duly submitted, and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to the Proposal will be voted for all Nominees. A shareholder may revoke a proxy at any time prior to its tabulation at the Meeting by: (i) submitting a proxy bearing a later date (which must be received in advance of the Meeting), (ii) sending to the Secretary of the Trust a written instrument revoking the proxy (which must be received in advance of the Meeting), or (iii) attending and voting at the Meeting.

Voting In person at the Meeting. All shareholders are invited to attend the Meeting in person. Even if you plan to attend in person, however, please vote by proxy at your earliest convenience in advance of the Meeting. That helps ensure a quorum is present, which could reduce costs by avoiding potential adjournments. If you plan to attend in person, please be sure to bring proof of ownership of your Fund shares and proper identification.

Abstentions and Broker Non-Votes. Abstentions (also referred to as “withheld” votes in the context of a proposal to elect trustees like the current Proposal) and “broker non-votes” will be counted as shares present at the Meeting for purposes of determining whether a quorum is present but not as votes cast on the Proposal. Accordingly, they will help the Trust reach quorum, but, assuming a quorum is present, will have no other effect on the outcome of the vote. Applicable rules require disclosure about the effect of “broker non-votes” in this Proxy Statement even though, given the nature of the Proposal, broker non-votes are not expected. Broker non-votes are shares held by a broker or nominee for which an executed proxy is submitted to the Trust but are not voted as to the Proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power for the proposal. This circumstance can arise when there are at least two proposals, and the broker or nominee has authority to vote on at least one but not all proposals. The Trust does not expect any broker non-votes in connection with the Proposal.

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Adjournments

The Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

A person named as proxy (as indicated on the proxy card) will be authorized to propose one or more adjournments of the Meeting for reasonable periods to permit further solicitation of proxies or, if in their judgment, it is advisable to defer action on the Proposal. Proposed adjournments are not expected but might occur. Abstentions and broker non-votes will be excluded from any vote to adjourn the Meeting and, accordingly, will not affect the outcome of an adjournment vote.

Method of Solicitation

The principal method of solicitation of proxies will be the mailing of this Proxy Statement or notices of the availability of this Proxy Statement. In addition, proxies may also be solicited by telephone or over the Internet. As the Meeting date approaches, shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Trust or the Trust’s proxy solicitor, Okapi Partners LLC.

How to Attend the Meeting in Person.

If you plan to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Proper Identification. All shareholders (including holders of record and holders in street name) and valid proxy holders for holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport for admission to the Meeting. In addition, anyone representing an entity that is a shareholder will be required to provide evidence of their authority to represent that entity at the meeting.

Proof of Ownership. Acceptable proof of ownership varies, depending on your shareholder status, as follows.

Holders of record (i.e., if you hold shares in your own name). The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee). A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. To vote your shares held in street name in person at the Meeting, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record. A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above), must be provided.

Valid proxy holders for holders in street name. A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date, must be provided.

Guests. Admission to the Meeting of anyone who is not a shareholder or their valid proxy is subject to space limitations and to the sole discretion of Fund management.

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GENERAL INFORMATION

Other Business to be Conducted at the Meeting

Neither the Trust nor the Board of Trustees knows of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, which is unlikely, the persons named as proxies in the accompanying proxy card will vote thereon in accordance with their respective judgment.

Shareholder Proposals

The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration at a future special meeting may send their written proposals to: Secretary of the Trust, c/o Marsico Capital Management, LLC, 1200 17th Street, Suite 1700, Denver, CO 80202. Shareholder proposals must be received by the Trust within a reasonable period of time before any such meeting in order for the proposals to be included in the proxy statement relating to the meeting. Shareholders also must comply with certain procedural requirements. See Appendix A for the requirements relating to submission of a Trustee candidate. A timely submission does not guarantee inclusion.

Costs Associated with the Meeting

Costs and expenses incurred in connection with preparing this Proxy Statement, soliciting proxies, and holding the Meeting will be paid by the Funds (“Proxy Costs”). Each Fund will bear an allocated portion of the common Proxy Costs based on its relative net asset levels and amounts specifically attributable to a particular Fund, if any, will be borne by that Fund. The Proxy Costs are estimated to total approximately $145,000. All estimates are approximate, based on factors that could change, and subject to potential revision. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The expenses associated with this Proxy Statement are anticipated to include, without limitation, the following: (a) expenses associated with the preparation of the Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy administration; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy administration; (d) tabulation and related processing costs (including the costs of the proxy administrator and tabulation agent); and (e) other related administrative or operational costs. For those Funds and classes that have a contractual expense cap in place, as disclosed in their current prospectus, the Proxy Costs would be subject to the cap and therefore a portion of the costs might be borne by the Adviser.

Contacting the Board of Trustees

Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust at 1200 17th Street, Suite 1700, Denver, CO 80202, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board, as applicable. The Secretary will maintain a copy of any such communication and promptly forward it to the Board of Trustees.

Contacting the Trust

The contact information for the Trust is c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210. In addition, you may call 888-860-8686 to speak to a representative of the Trust.

Shareholders at the Same Address

Shareholders who share an address and who have consented to receive a single copy of each shareholder report and proxy statement, rather than a separate copy for each shareholder at that address, will receive one copy of this Proxy Statement, unless the Trust has received contrary instructions from at least one of the shareholders at that address.

Additional copies of this Proxy Statement are available at www.OkapiVote.com/Marsico and can be obtained at no charge by calling (877) 259-6290. In addition, shareholders who share an address and currently receive multiple copies of each shareholder report and proxy statement at that address may contact the Trust to request a single copy of each.

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Copies of Shareholder Reports

The Trust’s most recent annual report (for the fiscal year ending September 30, 2023) and semi-annual report (for the period ending March 31, 2024) were previously sent to shareholders and are available online at www.marsicofunds.com. In addition to the website, the reports may be obtained without charge by calling 888-860-8686 or writing to UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

Executive Officers of the Trust

Trust officers are appointed by the Board of Trustees to oversee the day-to-day activities of each Fund and serve at the pleasure of the Board. Appendix C contains information about the officers.

Service Providers

Adviser. The Funds’ investment adviser is Marsico Capital Management, LLC, 1200 17th Street, Suite 1700, Denver, CO 80202.

Administrator. The Funds’ administrator is UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

Custodian. The Fund’s custodian is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114.

Distributor. The Funds’ distributor (alternatively referred to as their principal underwriter) is UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, WI 53212.

Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is PricewaterhouseCoopers LLP (“PwC”), 1900 16th Street, Suite 1600, Denver, CO 80202. Appendix D contains additional information about the services PwC provides to the Funds.

Legal Counsel. The Funds’ legal counsel is Dechert LLP, 3 Bryant Park, 1095 Avenue of the Americas, New York, NY 10036.

Proxy Solicitor. Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor, New York, NY 10036 has been retained by the Trust to assist with proxy solicitation and proxy administration activities (including assembly and mailing of materials to shareholders, contacting certain shareholders, and tallying the votes).

Transfer Agent. The Funds’ transfer agent and dividend disbursing agent is UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

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TO HELP ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE VOTE AT YOUR EARLIEST COVENIENCE:

•	PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE MAIL.

(A self-addressed, postage-paid envelope is enclosed for your convenience)

or

•	VOTE TELEPHONICALLY USING THE NUMBER ON THE PROXY CARD(S).

(Follow the instructions on your proxy card(s))

or

•	VOTE ON THE WEBSITE LISTED ON THE PROXY CARD(S).

(Follow the instructions on your proxy card(s))

PLEASE NOTE: UNLESS PROVIDED IN PERSON AT THE MEETING, VOTES MUST BE RECEIVED IN ADVANCE OF THE MEETING. VOTES CAST BY MAIL MUST BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE IN ADVANCE. THAT HELPS ENSURE A QUORUM IS PRESENT, WHICH COULD REDUCE COSTS BY AVOIDING POTENTIAL ADJOURNMENT.

Lynnett E. F. Macfarlane
Secretary, The Marsico Investment Fund
July 15, 2024

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Appendix A

Policies for Consideration of Board Member Candidates

In accordance with its charter, the Nominating Committee is responsible for evaluating the qualifications of candidates to serve on the Board of Trustees and with selecting and nominating Independent Trustees.

Qualification of Candidates

In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate’s potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. The Nominating Committee also may engage independent consultants, as it deems necessary or appropriate, for the purpose of making recommendations concerning Board member candidates. All qualified candidates will be given appropriate consideration by the Nominating Committee.

No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Trust to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Trust’s organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Trustees. In addition, no person may be nominated to the Board who has violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Nominations from Shareholders

While the Nominating Committee is solely responsible for evaluating, selecting and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Trust. Shareholders may submit for the Nominating Committee’s consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder may submit no more than one candidate each calendar year.

In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

•	The candidate must satisfy all qualifications provided herein, in the Trust’s organizational documents, and applicable law, including qualification as a possible Independent Trustee if the candidate is to serve in that capacity.
•	The candidate may not be the nominating shareholder or a member of the immediate family of the nominating shareholder. [1]
•	Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity.
•	Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder.
•	The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder entity, or of an affiliate of the nominating shareholder entity.
•	The candidate may not control the nominating shareholder entity (or, in the case of a holder or member that is a Trust, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
•	A shareholder may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

[1]	The terms “immediate family member” and “control” shall be interpreted in accordance with federal securities laws.

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In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the submitting shareholder:

•	The Nominating Committee only will consider submissions that are received within the one year immediately preceding the Nominating Committee’s consideration of Board member candidates.
•	Any shareholder submitting a candidate must beneficially own, either individually or in the aggregate, securities of the Trust and have held securities in the Trust for a minimum of one consecutive year, and that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder must also bear the economic risk of the investment.

Shareholders submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Trust’s Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Trust must include:

•	Contact information for the nominating shareholder;
•	A certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least one year as of the date of the nomination.
•	The candidate’s contact information and the number of applicable Trust shares owned by the candidate;
•	All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended;
•	A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Trust’s Board.

It shall be in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Factors the Nominating Committee may Consider

The Nominating Committee (the “Committee”) considers a wide variety of factors in evaluating potential Trustee candidates for membership on the Board, which might include but is not limited to the following:

Personal Attributes

•	Public or private sector stature sufficient to instill confidence;
•	High level of personal and professional ethics, reputation, integrity, and values;
•	Willingness and commitment to devote the necessary time to carry out his/her duties, including the candidate’s ability to attend meetings regularly, to work collaboratively with other members of the Board and to contribute to the ongoing functions of the Board;
•	Ability to communicate effectively and collaborate with other Trustees including a willingness to listen and respect the views of others;
•	Ability to qualify as an Independent Trustee for purposes of the 1940 Act; and the candidate’s independence from Fund service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and
•	Financial independence from the Independent Trustee retainer and meeting fees.

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Skills, Knowledge, Experience and Qualifications for Decision-Making

•	Educational Background;
•	General understanding of financial issues, investing, financial markets and technology;
•	General knowledge in matters relating to the mutual fund industry including an understanding of investment company financial and operating structures;
•	First-hand knowledge of investing;
•	Experience in working in highly regulated and complex legal framework;
•	Ability to be critical in a constructive fashion;
•	Ability to contribute to Board and committee deliberation process;
•	Ability to exercise objectivity and independence in making informed business decisions;
•	Experience as a director/trustee or senior officer of investment company or public company;
•	Qualification as an “Audit Committee Financial Expert”;
•	Whether the candidate has the potential to bring diverse attributes and perspectives to the Board, which are anticipated to benefit the Board in its oversight functions.

Board Composition

•	The extent to which a candidate’s expertise would complement the Board’s existing mix of skills and qualifications; and
•	Other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

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Appendix B

Information about 5% Owners

As of the Record Date, the following person(s) owned of record, or were known by the Trust to own beneficially, 5% or more of a class of Fund shares.

				Percentage of
Name and Address of			Shares	Outstanding
Shareholder	Fund	Class	Owned	Shares
National Financial Services Corp (Fidelity)(1)	Focus Fund	Investor Class	6,088,665	19.99%
499 Washington Blvd.		Institutional Class	378,937	5.84%
Jersey City, NJ 07310	Growth Fund	Investor Class	2,491,549	15.92%
		Institutional Class	127,008	6.81%
	Midcap Growth Focus Fund	Investor Class	1,712,335	28.95%
		Institutional Class	270,920	41.17%
	International Opportunities Fund	Investor Class	368,745	18.53%
		Institutional Class	18,315	9.70%
	Global Fund	Investor Class	3,798,160	48.83%
		Institutional Class	412,171	5.95%
Charles Schwab & Co., Inc.(1)	Focus Fund	Investor Class	6,629,169	21.77%
101 Montgomery Street		Institutional Class	474,732	7.32%
San Francisco, CA 94104	Growth Fund	Investor Class	3,929,811	25.11%
		Institutional Class	178,444	9.57%
	Midcap Growth Focus Fund	Investor Class	1,577,055	26.66%
	International Opportunities Fund	Investor Class	580,175	29.15%
	Global Fund	Investor Class	1,562,588	20.09%
		Institutional Class	5,636,956	81.37%
Thomas F. Marsico	Focus Fund	Institutional Class	727,748	11.22%
1200 17th Street	Growth Fund	Institutional Class	235,118	12.61%
Suite 1700	Midcap Growth Focus Fund	Institutional Class	101,039	15.35%
Denver, CO 80202	International Opportunities Fund	Institutional Class	50,308	26.63%
	Global Fund	Institutional Class	361,958	5.23%
Jennifer A. Marsico 2019 Trust	Midcap Growth Focus Fund	Institutional Class	33,808	5.14%
1200 17th Street	International Opportunities Fund	Institutional Class	40,780	21.59%
Suite 1700
Denver, CO 80202
Pershing LLC(1)	Focus Fund	Institutional Class	371,041	5.72%
1 Pershing Plaza	Growth Fund	Investor Class	855,012	5.46%
Jersey City, NJ 07399
Morgan Stanley(1)	International Opportunities Fund	Investor Class	198,723	9.98%
1 New York Plaza
New York, NY 10004
LPL Financial(1)	Focus Fund	Institutional Class	1,937,832	29.88%
4707 Executive Dr.	Growth Fund	Institutional Class	197,949	10.62%
San Diego, CA 92121	International Opportunities Fund	Institutional Class	17,658	9.35%

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				Percentage of
Name and Address of			Shares	Outstanding
Shareholder	Fund	Class	Owned	Shares
Empower Trust(1)	Growth Fund	Institutional Class	171,925	9.22%
Employee Benefit Clients	International Opportunities Fund	Institutional Class	24,443	12.94%
8515 E. Orchard Rd.
Greenwood Village, CO 80111
Douglas Jay Nagle	International Opportunities Fund	Institutional Class	10,554	5.59%
4564 Forest Brooke Ct. S.
Richfield, OH 44286
Robert Scott Environmental Services, Inc.	International Opportunities Fund	Institutional Class	11,962	6.33%
2323 S. Cook St.
Denver, CO 80210
Reliance Trust Co.	Focus Fund	Institutional Class	393,367	6.07%
For the Benefit of
Huntington National Bank
PO Box 570788
Atlanta, GA 30357

(1)	The Trust’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

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Appendix C

Trust Officers

The following table shows information about the executive officers of the Trust who are not also Trustees.

NAME, ADDRESS AND AGE	POSITION(s) WITH THE TRUST	POSITION(s) START DATE	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Lynnett E. F. Macfarlane, CPA 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1973	Vice President, Secretary and Treasurer	March 2023	Executive Vice President Operations (April 2023), Vice President Portfolio Operations, Marsico Capital Management, LLC (more than five years).
Christopher Girvan 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1972	Chief Compliance Officer and Anti-Money Laundering Program Compliance Officer	January 2022	Executive Vice President, Secretary, and Chief Compliance Officer (April 2023), Vice President, Secretary, and Chief Compliance Officer (January 2022), Director of Compliance, Marsico Capital Management, LLC (more than five years).
Richard R. Stein 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1985	Assistant Secretary	August 2023	Senior Counsel, Marsico Capital Management, LLC (October 2021 - present); Associate/Structuring Professional, Partners Group (USA) Inc. (June 2019 - September 2021).

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Appendix D

Information about Services Provided by Independent Registered Public Accounting Firm

PwC serves as the Funds’ independent registered public accounting firm (also referred to as their “independent auditors”). In accordance with Public Company Accounting Oversight Board requirements, PwC has confirmed to the Audit Committee that it is “independent” with respect to the Funds. In accordance with the 1940 Act, the Audit Committee and Board have approved PwC’s engagement. PwC audits the Funds’ annual financial statements and reviews the Funds’ tax returns. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

Fees paid to Independent Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Funds’ annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2023 Fiscal Year: $209,140

2022 Fiscal Year: $197,300

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Funds’ financial statements (excluding fees for services reported above as “audit fees”) are as follows:

2023 Fiscal Year: $0

2022 Fiscal Year: $0

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC to the Funds for tax compliance, tax advice, and tax planning are as follows:

2023 Fiscal Year: $60,685

2022 Fiscal Year: $57,250

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC to the Funds (excluding fees for audit, audit-related and tax services) are as follows:

2023 Fiscal Year: $0

2022 Fiscal Year: $0

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Aggregate Non-Audit Fees

The aggregate fees billed in each of the last two fiscal years for non-audit services provided by PwC to the Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser and that provides ongoing services to the Funds are as follows:

2023 Fiscal Year: $2,000

2022 Fiscal Year: $2,000

Non-audit services noted in 2023 and 2022 are for an accounting guidance software license utilized and paid for by the Adviser.

Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

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FORM OF PROXY FORM OF PROXY THE MARSICO INVESTMENT FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 28, 2024 235 West Galena Street, Milwaukee, WI 53212-3948 [INSERT FUND NAME HERE] The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Christopher Girvan, Laetitia Harper and Michael Thill, each the attorney-in-fact, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of The Marsico Investment Fund (the “Trust”) to be held at the offices of the Trust’s Administrator, UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212-3948, on August 28, 2024, at 10:00 a.m., Central Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Trust on the Proposal set forth on the reverse and any other matters properly brought before the Meeting. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED “FOR ALL” ON PROPOSAL 1 SET FORTH ON THE REVERSE. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS. Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged. PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE SHARES: Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership or LLC name by authorized person. Signature(s) (Title(s), if applicable) Date CONTROL #: THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY: 1. By Phone: Call Okapi Partners toll-free at: (877) 259-6290 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST). OR 2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Marsico2024 and follow the simple on-screen instructions. OR 3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope. If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on August 28, 2024.

1. To elect all of the following individuals (“Nominees” or “Trustees”) to serve on the Board of Trustees of The Marsico Investment Fund: FOR ALL WITHHOLD ALL FOR ALL EXCEPT To vote, fill in the box as shown here: To withhold authority to vote for any individual Nominee(s), mark “FOR ALL EXCEPT”, and write the name(s) on the line. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes. You may have received more than one proxy card due to multiple investments in the Funds. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2024 THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/MARSICO • Thomas F. Marsico • Matthew C. Flavin • Shoshana L. Gillers • Jay S. Goodgold • Michael D. Rierson THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR ALL” THE NOMINEES BELOW